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                                          EXHIBIT 23, ANNUAL REPORT ON FORM 10-K
                                            FOR THE YEAR ENDED DECEMBER 31, 1999
                                                   COMMISSION FILE NUMBER 1-3671





                          GENERAL DYNAMICS CORPORATION

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference into this Form 10-K for the year ended December 31, 1999, into the company's previously filed Registration Statements File Numbers 33-23448, 2-23904, 2-23032, 2-28952, 2-50980, 2-24270, 33-42799, 33-80213 and 33-81051.



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
                                                                       /s/ ARTHUR ANDERSEN LLP
                                                                       -----------------------
                                                                       ARTHUR ANDERSEN LLP

Vienna, Virginia
March 24, 2000
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